Exhibit 99.2

Supplemental Financial Information May 8, 2020

Supplemental Financial Information For the quarter ended March 31, 2020 May 8, 2020

Supplemental Financial Information May 8, 2020

Supplemental Financial Information May 8, 2020

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 2

Supplemental Financial Information May 8, 2020

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of May 8, 2020 has interests in 20 hotels comprised of 10,610 rooms. Sunstone is the premier steward of Long-Term Relevant Real Estate® (“LTRR®”) in the lodging industry. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels that the Company considers to be LTRR® in the United States, specifically hotels in urban and resort locations that benefit from barriers to entry and diverse economic drivers. The majority of Sunstone’s hotels are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

As demand for lodging generally fluctuates with the overall economy, the Company seeks to own Long-Term Relevant Real Estate® that will maintain a high appeal with lodging travelers over long periods of time and will generate superior economic earnings materially in excess of recurring capital requirements. Sunstone’s strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Sunstone’s goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information May 8, 2020

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the short-term and long-term impact on the Company’s business of the COVID-19 global pandemic and the response of governments and the Company to the outbreak; general economic and business conditions, including a U.S. recession, trade conflicts and tariffs between the U.S. and its trading partners, changes in the European Union or global economic slowdown, which may diminish the desire for leisure travel or the need for business travel, as well as any type of flu or disease-related pandemic or the adverse effects of climate change, affecting the lodging and travel industry, internationally, nationally and locally; the Company’s need to operate as a REIT and comply with other applicable laws and regulations, including new laws, interpretations or court decisions that may change the federal or state tax laws or the federal or state income tax consequences of the Company’s qualification as a REIT; rising hotel operating costs due to labor costs, workers’ compensation and health-care related costs, including the impact of the Patient Protection and Affordable Care Act or its potential replacement, utility costs, insurance and unanticipated costs such as acts of nature and their consequences and other factors that may not be offset by increased room rates; relationships with, and the requirements and reputation of, the Company’s franchisors and hotel brands; relationships with, and the requirements, performance and reputation of, the managers of the Company’s hotels; the ground, building or airspace leases for four of the 20 Hotels the Company has interests in as of the date of this presentation; competition for the acquisition of hotels, and the Company’s ability to complete acquisitions and dispositions; performance of hotels after they are acquired; new hotel supply, or alternative lodging options such as timeshare, vacation rentals or sharing services such as Airbnb, in the Company’s markets, which could harm its occupancy levels and revenue at its hotels; competition from hotels not owned by the Company; the need for renovations, repositionings and other capital expenditures for the Company’s hotels; the impact, including any delays, of renovations and repositionings on hotel operations; changes in the Company’s business strategy or acquisition or disposition plans; the Company’s level of debt, including secured, unsecured, fixed and variable rate debt; financial and other covenants in the Company’s debt and preferred stock; the Company’s hotels may become impaired, or its hotels which have previously become impaired may become further impaired in the future, which may adversely affect its financial condition and results of operations; volatility in the capital markets and the effect on lodging demand or the Company’s ability to obtain capital on favorable terms or at all; potential adverse tax consequences in the event that the Company’s operating leases with its taxable REIT subsidiaries are not held to have been made on an arm’s-length basis; system security risks, data protection breaches, cyber-attacks, including those impacting the Company’s hotel managers or other third parties, and systems integration issues; other events beyond the Company’s control, including natural disasters, terrorist attacks or civil unrest; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information May 8, 2020

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the NAREIT definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information May 8, 2020

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; lease terminations; and property insurance proceeds or uninsured losses.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets and liabilities as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information May 8, 2020

finance lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles (prior to the hotel’s sale in October 2019) and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are finance leases, and, therefore, we include a portion of the lease payments each month in interest expense. We adjust EBITDAre for these two finance leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We  also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligations as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets and liabilities, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net (loss) income to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information May 8, 2020

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information May 8, 2020

Condensed Consolidated Balance Sheets
Q1 2020 – Q1 2019

(In thousands)	March 31, 2020 (1)	December 31, 2019 (2)	September 30, 2019 (3)	June 30, 2019 (4)	March 31, 2019 (5)
Assets
Investment in hotel properties:
Land	$600,649	$601,181	$605,581	$605,581	$605,388
Buildings & improvements	2,800,187	2,950,534	2,968,241	2,957,631	2,950,723
Furniture, fixtures, & equipment	496,312	506,754	512,333	497,082	492,317
Other	71,327	73,992	68,677	102,125	88,305
	3,968,475	4,132,461	4,154,832	4,162,419	4,136,733
Less accumulated depreciation & amortization	(1,212,063)	(1,260,108)	(1,243,980)	(1,225,741)	(1,189,937)
	2,756,412	2,872,353	2,910,852	2,936,678	2,946,796

Finance lease right-of-use assets, net	47,284	47,652	48,019	54,991	55,359
Operating lease right-of-use assets, net	41,198	60,629	61,512	62,380	63,235
Other noncurrent assets, net	16,390	24,608	25,348	27,029	32,878

Current assets:
Cash and cash equivalents	847,445	816,857	730,039	741,503	683,995
Restricted cash	53,485	48,116	46,206	46,199	50,746
Other current assets, net	37,326	48,759	58,380	56,960	57,648
Assets held for sale, net	—	—	18,481	—	—
Total assets	$3,799,540	$3,918,974	$3,898,837	$3,925,740	$3,890,657

*Footnotes on following page

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 8, 2020

Condensed Consolidated Balance Sheets
Q1 2020– Q1 2019 (cont.)

(In thousands)	March 31, 2020 (1)	December 31, 2019 (2)	September 30, 2019 (3)	June 30, 2019 (4)	March 31, 2019 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$82,189	$82,109	$6,271	$6,167	$6,064
Other current liabilities	104,029	243,443	114,805	115,024	106,318
Liabilities of assets held for sale	—	—	12,446	—	—
Total current liabilities	186,218	325,552	133,522	121,191	112,382

Notes payable, less current portion, net	1,187,468	888,954	966,496	968,090	969,657
Finance lease obligations, less current portion	15,570	15,570	15,571	27,120	27,064
Operating lease obligations, less current portion	48,460	49,691	50,905	52,097	53,276
Other liabilities	24,818	18,136	19,824	19,176	17,991
Total liabilities	1,462,534	1,297,903	1,186,318	1,187,674	1,180,370

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000
6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000
Common stock, $0.01 par value, 500,000,000 shares authorized	2,155	2,249	2,249	2,282	2,286
Additional paid in capital	2,578,445	2,683,913	2,681,754	2,723,737	2,726,466
Retained earnings	1,156,394	1,318,455	1,274,039	1,243,002	1,199,039
Cumulative dividends and distributions	(1,633,763)	(1,619,779)	(1,483,907)	(1,469,456)	(1,454,838)
Total stockholders' equity	2,293,231	2,574,838	2,664,135	2,689,565	2,662,953
Noncontrolling interest in consolidated joint venture	43,775	46,233	48,384	48,501	47,334
Total equity	2,337,006	2,621,071	2,712,519	2,738,066	2,710,287
Total liabilities and equity	$3,799,540	$3,918,974	$3,898,837	$3,925,740	$3,890,657
(1)	As presented on Form 10-Q to be filed in May 2020.
(2)	As presented on Form 10-K filed on February 19, 2020.
(3)	As presented on Form 10-Q filed on November 5, 2019.
(4)	As presented on Form 10-Q filed on August 5, 2019.
(5)	As presented on Form 10-Q filed on May 8, 2019.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 8, 2020

Consolidated Statements of Operations
Q1 2020/2019

	Three Months Ended March 31,
(In thousands, except per share data)	2020	2019
Revenues
Room	$127,400	$171,858
Food and beverage	47,990	69,113
Other operating	15,822	16,709
Total revenues	191,212	257,680
Operating expenses
Room	44,245	48,246
Food and beverage	41,760	46,822
Other operating	3,764	3,965
Advertising and promotion	12,462	13,564
Repairs and maintenance	10,049	10,282
Utilities	5,842	6,665
Franchise costs	5,336	6,839
Property tax, ground lease and insurance	20,051	20,348
Other property-level expenses	28,845	32,840
Corporate overhead	7,394	7,516
Depreciation and amortization	36,746	36,387
Impairment losses	115,366	—
Total operating expenses	331,860	233,474

Interest and other income	2,306	4,924
Interest expense	(17,507)	(14,326)
(Loss) income before income taxes	(155,849)	14,804
Income tax (provision) benefit, net	(6,670)	3,112
Net (loss) income	(162,519)	17,916
Loss (income) from consolidated joint venture attributable to noncontrolling interest	458	(1,599)
Preferred stock dividends	(3,207)	(3,207)
(Loss) income attributable to common stockholders	$(165,268)	$13,110

Basic and diluted per share amounts:
Basic and diluted (loss) income attributable to common stockholders per common share	$(0.75)	$0.06

Basic and diluted weighted average common shares outstanding	221,036	227,219

Distributions declared per common share	$0.05	$0.05

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information May 8, 2020

Reconciliation of Net (Loss) Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q1 2020/2019

	Three Months Ended March 31,
(In thousands)	2020	2019
Net (loss) income	$(162,519)	$17,916
Operations held for investment:
Depreciation and amortization	36,746	36,387
Interest expense	17,507	14,326
Income tax provision (benefit), net	6,670	(3,112)
Impairment loss - hotel properties	113,064	—
EBITDAre	11,468	65,517

Operations held for investment:
Amortization of deferred stock compensation	2,207	2,122
Amortization of right-of-use assets and liabilities	(261)	(19)
Finance lease obligation interest - cash ground rent	(351)	(589)
Prior year property tax adjustments, net	(81)	189
Impairment loss - abandoned development costs	2,302	—
Noncontrolling interest:
Loss (income) from consolidated joint venture attributable to noncontrolling interest	458	(1,599)
Depreciation and amortization	(804)	(639)
Interest expense	(420)	(560)
Amortization of right-of-use asset and liability	72	72
Impairment loss - abandoned development costs	(449)	—
Adjustments to EBITDAre, net	2,673	(1,023)
Adjusted EBITDAre, excluding noncontrolling interest	$14,141	$64,494

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information May 8, 2020

Reconciliation of Net (Loss) Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2020/2019

	Three Months Ended March 31,
(In thousands, except per share data)	2020	2019
Net (loss) income	$(162,519)	$17,916
Preferred stock dividends	(3,207)	(3,207)
Operations held for investment:
Real estate depreciation and amortization	36,122	35,770
Impairment loss - hotel properties	113,064	—
Noncontrolling interest:
Loss (income) from consolidated joint venture attributable to noncontrolling interest	458	(1,599)
Real estate depreciation and amortization	(804)	(639)
FFO attributable to common stockholders	(16,886)	48,241

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	146	151
Noncash interest on derivatives and finance lease obligations, net	6,080	2,119
Prior year property tax adjustments, net	(81)	189
Impairment loss - abandoned development costs	2,302	—
Noncash income tax provision (benefit), net	7,415	(3,284)
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	72
Impairment loss - abandoned development costs	(449)	—
Adjustments to FFO attributable to common stockholders, net	15,485	(753)
Adjusted FFO attributable to common stockholders	$(1,401)	$47,488
FFO attributable to common stockholders per diluted share	$(0.08)	$0.21
Adjusted FFO attributable to common stockholders per diluted share	$(0.01)	$0.21

Basic weighted average shares outstanding	221,036	227,219
Shares associated with unvested restricted stock awards	—	260
Diluted weighted average shares outstanding	221,036	227,479

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information May 8, 2020

CAPITALIZATION

CAPITALIZATION	Page 14

Supplemental Financial Information May 8, 2020

Comparative Capitalization
Q1 2020 – Q1 2019

	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2020	2019	2019	2019	2019

Common Share Price & Dividends
At the end of the quarter	$8.71	$13.92	$13.74	$13.71	$14.40
High during quarter ended	$13.81	$14.41	$13.92	$14.94	$15.44
Low during quarter ended	$6.99	$13.25	$12.85	$13.19	$12.86
Common dividends per share	$0.05	$0.59	$0.05	$0.05	$0.05

Common Shares & Units
Common shares outstanding	215,541	224,855	224,862	228,207	228,587
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	215,541	224,855	224,862	228,207	228,587

Capitalization
Market value of common equity	$1,877,363	$3,129,986	$3,089,604	$3,128,716	$3,291,659
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	1,272,965	974,863	977,058	979,040	980,996
Consolidated total capitalization	3,340,328	4,294,849	4,256,662	4,297,756	4,462,655

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$3,285,328	$4,239,849	$4,201,662	$4,242,756	$4,407,655

Consolidated debt to consolidated total capitalization	38.1%	22.7%	23.0%	22.8%	22.0%
Pro rata debt to pro rata total capitalization	37.1%	21.7%	21.9%	21.8%	21.0%
Consolidated debt and preferred equity to consolidated total capitalization	43.8%	27.1%	27.4%	27.2%	26.2%
Pro rata debt and preferred equity to pro rata total capitalization	42.9%	26.2%	26.5%	26.3%	25.3%

CAPITALIZATION	Page 15

Supplemental Financial Information May 8, 2020

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2020	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$77,339	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	110,312	106,855
Term Loan Facility	Unsecured	2.94%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	81,430	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	58,884	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				752,965	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%	12/09/2023 (1)	220,000	220,000
Credit Facility	Unsecured	L + 1.40%	04/14/2023	300,000	300,000
Total Variable Rate Debt				520,000	520,000

TOTAL CONSOLIDATED DEBT				$1,272,965	$1,252,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				59.2%
% Floating Rate Debt				40.8%
Average Interest Rate (2)				3.63%
Weighted Average Maturity of Debt (1)				3.7 years

(1)

At this time, the Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.  By extending this loan, the Company's weighted average maturity of debt increases from 3.2 years to 3.7 years.

(2)	Average Interest Rate on the variable-rate debt obligations is calculated based on the variable rates at March 31, 2020, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 16

Supplemental Financial Information May 8, 2020

Consolidated Amortization and Debt Maturity Schedule

As of March 31, 2020

Principal Pymt at Maturity (1)
Scheduled Principal Amortization as of March 31, 2020
(dollar amounts in millions)
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
5.9
76.1
4.4
106.9
3.4
85.0
3.6
620.0
3.5
72.1
-
52.0
-
120.0
-
120.0
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Percent of Current Total Capitalization (2)	2.5%	3.3%	2.6%	18.7%	2.3%	1.6%	3.6%	0.0%	3.6%	0.0%	0.0%

(1)

At this time, the Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March 31, 2020 consolidated total capitalization as presented on page 15.

CAPITALIZATION	Page 17

Supplemental Financial Information May 8, 2020

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 18

Supplemental Financial Information May 8, 2020

Hotel Information as of May 8, 2020

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Open / Date Operations Temporarily Suspended (1)	Interest	Leasehold Maturity (2)	Year Acquired

1	Hilton San Diego Bayfront (3)	California	Hilton	1,190	11.22%	March 23, 2020	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	9.99%	Open	Fee Simple		2013
3	Hyatt Regency San Francisco	California	Hyatt	821	7.74%	March 22, 2020	Fee Simple		2013
4	Renaissance Washington DC	Washington DC	Marriott	807	7.61%	March 26, 2020	Fee Simple		2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	7.36%	March 20, 2020	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	5.86%	Open	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	5.16%	March 25, 2020	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	502	4.73%	Open	Fee Simple		2007
9	JW Marriott New Orleans (4)	Louisiana	Marriott	501	4.72%	March 28, 2020	Fee Simple		2011
10	Hilton Times Square	New York	Hilton	478	4.51%	Open	Leasehold	2091	2006
11	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.95%	April 6, 2020	Leasehold	2097	2012
12	Marriott Boston Long Wharf	Massachusetts	Marriott	415	3.91%	March 12, 2020	Fee Simple		2007
13	Renaissance Long Beach	California	Marriott	374	3.52%	Open	Fee Simple		2005
14	Embassy Suites Chicago	Illinois	Hilton	368	3.47%	April 1, 2020	Fee Simple		2002
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.40%	March 27, 2020	Fee Simple		2012
16	Renaissance Westchester	New York	Marriott	348	3.28%	April 4, 2020	Fee Simple		2010
17	Embassy Suites La Jolla	California	Hilton	340	3.20%	Open	Fee Simple		2006
18	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.38%	March 28, 2020	Fee Simple		2013
19	Marriott Portland	Oregon	Marriott	249	2.35%	March 27, 2020	Fee Simple		2000
20	Oceans Edge Resort & Marina	Florida	Independent	175	1.65%	March 22, 2020	Fee Simple		2017

	20 Hotel Portfolio			10,610	100%

(1)	As of May 8, 2020, the Company has termporarily suspended operations at 14 of its hotels due to the COVID-19 pandemic. Operations for the remaining 6 hotels have been significantly reduced.
(2)	Assumes the full exercise of all lease extensions.
(3)	The Company owns 75% of the joint venture that owns the Hilton San Diego Bayfront.
(4)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 19

Supplemental Financial Information May 8, 2020

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 20

Supplemental Financial Information May 8, 2020

Property-Level Operating Statistics

January 2020/2019

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		January			January			January
		2020	2019	Variance	2020	2019	Variance	2020	2019	Variance
1	Hilton San Diego Bayfront (1)	$221.94	$231.72	-4.2%	77.2%	68.2%	13.2%	$171.34	$158.03	8.4%
2	Boston Park Plaza	$138.41	$142.16	-2.6%	66.8%	75.6%	-11.6%	$92.46	$107.47	-14.0%
3	Hyatt Regency San Francisco	$351.67	$396.40	-11.3%	77.6%	77.0%	0.8%	$272.90	$305.23	-10.6%
4	Renaissance Washington DC	$180.18	$185.07	-2.6%	62.6%	61.0%	2.6%	$112.79	$112.89	-0.1%
5	Renaissance Orlando at SeaWorld ®	$196.55	$194.14	1.2%	68.8%	78.9%	-12.8%	$135.23	$153.18	-11.7%
6	Renaissance Harborplace (1)	$145.65	$143.86	1.2%	53.7%	37.0%	45.1%	$78.21	$53.23	46.9%
7	Wailea Beach Resort	$556.25	$491.86	13.1%	88.0%	91.0%	-3.3%	$489.50	$447.59	9.4%
8	Renaissance Los Angeles Airport	$140.45	$143.32	-2.0%	85.2%	86.0%	-0.9%	$119.66	$123.26	-2.9%
9	JW Marriott New Orleans	$219.30	$196.26	11.7%	79.8%	84.9%	-6.0%	$175.00	$166.62	5.0%
10	Hilton Times Square	$173.06	$189.32	-8.6%	95.2%	98.6%	-3.4%	$164.75	$186.67	-11.7%
11	Hyatt Centric Chicago Magnificent Mile	$117.17	$106.52	10.0%	62.0%	55.7%	11.3%	$72.65	$59.33	22.5%
12	Marriott Boston Long Wharf	$216.35	$209.78	3.1%	74.7%	68.5%	9.1%	$161.61	$143.70	12.5%
13	Renaissance Long Beach	$182.47	$183.97	-0.8%	80.6%	71.7%	12.4%	$147.07	$131.91	11.5%
14	Embassy Suites Chicago	$111.74	$101.67	9.9%	73.7%	66.0%	11.7%	$82.35	$67.10	22.7%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$96.94	$81.32	19.2%	53.7%	54.6%	-1.6%	$52.06	$44.40	17.3%
16	Renaissance Westchester	$149.50	$145.29	2.9%	64.9%	65.8%	-1.4%	$97.03	$95.60	1.5%
17	Embassy Suites La Jolla	$188.27	$189.14	-0.5%	83.1%	85.2%	-2.5%	$156.45	$161.15	-2.9%
18	Hilton New Orleans St. Charles	$171.82	$161.66	6.3%	79.5%	74.2%	7.1%	$136.60	$119.95	13.9%
19	Marriott Portland (1)	$143.32	$153.75	-6.8%	47.0%	72.4%	-35.1%	$67.36	$111.32	-39.5%
20	Oceans Edge Resort & Marina	$304.52	$252.45	20.6%	89.7%	94.0%	-4.6%	$273.15	$237.30	15.1%

	20 Hotel Portfolio (2)	$214.02	$212.79	0.6%	72.8%	72.4%	0.6%	$155.81	$154.06	1.1%

(1)

Operating statistics for January 2020 are impacted by a room renovation at the Marriott Portland. Operating statistics for January 2019 are impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace.

(2)	20 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2020.

PROPERTY-LEVEL OPERATING STATISTICS	Page 21

Supplemental Financial Information May 8, 2020

Property-Level Operating Statistics

February 2020/2019

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		February			February			February
		2020	2019	Variance	2020	2019	Variance	2020	2019	Variance
1	Hilton San Diego Bayfront (1)	$261.15	$279.63	-6.6%	83.9%	79.8%	5.1%	$219.10	$223.14	-1.8%
2	Boston Park Plaza	$145.74	$136.62	6.7%	69.5%	75.7%	-8.2%	$101.29	$103.42	-2.1%
3	Hyatt Regency San Francisco	$301.04	$340.71	-11.6%	82.6%	87.2%	-5.3%	$248.66	$297.10	-16.3%
4	Renaissance Washington DC	$232.97	$229.44	1.5%	75.8%	71.7%	5.7%	$176.59	$164.51	7.3%
5	Renaissance Orlando at SeaWorld ®	$192.31	$205.95	-6.6%	87.7%	85.2%	2.9%	$168.66	$175.47	-3.9%
6	Renaissance Harborplace (1)	$136.74	$145.31	-5.9%	56.1%	43.3%	29.6%	$76.71	$62.92	21.9%
7	Wailea Beach Resort	$580.48	$518.96	11.9%	92.1%	93.3%	-1.3%	$534.62	$484.19	10.4%
8	Renaissance Los Angeles Airport	$145.24	$152.51	-4.8%	93.3%	89.5%	4.2%	$135.51	$136.50	-0.7%
9	JW Marriott New Orleans	$240.41	$234.70	2.4%	82.2%	82.5%	-0.4%	$197.62	$193.63	2.1%
10	Hilton Times Square	$165.20	$189.04	-12.6%	97.0%	99.2%	-2.2%	$160.24	$187.53	-14.5%
11	Hyatt Centric Chicago Magnificent Mile	$132.27	$118.87	11.3%	61.1%	71.1%	-14.1%	$80.82	$84.52	-4.4%
12	Marriott Boston Long Wharf	$229.82	$213.35	7.7%	84.9%	81.1%	4.7%	$195.12	$173.03	12.8%
13	Renaissance Long Beach	$191.70	$198.49	-3.4%	84.9%	86.5%	-1.8%	$162.75	$171.69	-5.2%
14	Embassy Suites Chicago	$123.88	$116.27	6.5%	73.9%	81.6%	-9.4%	$91.55	$94.88	-3.5%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$95.00	$92.30	2.9%	65.9%	66.2%	-0.5%	$62.61	$61.10	2.5%
16	Renaissance Westchester	$145.99	$151.93	-3.9%	66.0%	66.0%	0.0%	$96.35	$100.27	-3.9%
17	Embassy Suites La Jolla	$197.95	$199.90	-1.0%	85.8%	85.8%	0.0%	$169.84	$171.51	-1.0%
18	Hilton New Orleans St. Charles	$195.75	$200.35	-2.3%	84.3%	74.0%	13.9%	$165.02	$148.26	11.3%
19	Marriott Portland (1)	$143.86	$159.01	-9.5%	48.8%	85.5%	-42.9%	$70.20	$135.95	-48.4%
20	Oceans Edge Resort & Marina	$362.28	$341.63	6.0%	91.6%	95.8%	-4.4%	$331.85	$327.28	1.4%

	20 Hotel Portfolio (2)	$223.83	$225.39	-0.7%	78.8%	79.3%	-0.6%	$176.38	$178.73	-1.3%

(1)

Operating statistics for February 2020 are impacted by a room renovation at the Marriott Portland. Operating statistics for February 2019 are impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace.

(2)	20 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2020.

PROPERTY-LEVEL OPERATING STATISTICS	Page 22

Supplemental Financial Information May 8, 2020

Property-Level Operating Statistics

March 2020/2019

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		March			March			March
		2020	2019	Variance	2020	2019	Variance	2020	2019	Variance
1	Boston Park Plaza	$171.07	$180.55	-5.3%	32.1%	90.5%	-64.5%	$54.91	$163.40	-66.4%
2	Renaissance Harborplace (1)	$152.42	$177.80	-14.3%	23.8%	47.1%	-49.5%	$36.28	$83.74	-56.7%
3	Renaissance Los Angeles Airport	$136.46	$148.63	-8.2%	45.4%	88.8%	-48.9%	$61.95	$131.98	-53.1%
4	Hilton Times Square	$155.32	$250.44	-38.0%	37.9%	99.2%	-61.8%	$58.87	$248.44	-76.3%
5	Hyatt Centric Chicago Magnificent Mile	$140.23	$145.08	-3.3%	22.3%	80.2%	-72.2%	$31.27	$116.35	-73.1%
6	Renaissance Long Beach	$192.85	$194.86	-1.0%	35.3%	90.2%	-60.9%	$68.08	$175.76	-61.3%
7	Embassy Suites Chicago	$139.94	$150.89	-7.3%	32.8%	94.3%	-65.2%	$45.90	$142.29	-67.7%
8	Renaissance Westchester	$141.20	$148.59	-5.0%	28.2%	68.4%	-58.8%	$39.82	$101.64	-60.8%
9	Embassy Suites La Jolla	$181.72	$197.38	-7.9%	50.2%	91.9%	-45.4%	$91.22	$181.39	-49.7%

	9 Hotel Portfolio (2)	$158.91	$180.12	-11.8%	33.5%	83.0%	-59.6%	$53.23	$149.50	-64.4%

10	Hilton San Diego Bayfront (1)	$248.59	$258.62	-3.9%	18.9%	78.5%	-75.9%	$46.98	$203.02	-76.9%
11	Hyatt Regency San Francisco	$277.68	$327.27	-15.2%	21.6%	88.7%	-75.6%	$59.98	$290.29	-79.3%
12	Renaissance Washington DC	$286.36	$292.95	-2.2%	32.4%	87.7%	-63.1%	$92.78	$256.92	-63.9%
13	Renaissance Orlando at SeaWorld ®	$189.54	$192.53	-1.6%	20.6%	87.4%	-76.4%	$39.05	$168.27	-76.8%
14	Wailea Beach Resort	$488.43	$480.37	1.7%	49.1%	94.0%	-47.8%	$239.82	$451.55	-46.9%
15	JW Marriott New Orleans	$226.47	$248.88	-9.0%	32.5%	91.3%	-64.4%	$73.60	$227.23	-67.6%
16	Marriott Boston Long Wharf	$261.53	$265.41	-1.5%	23.4%	86.1%	-72.8%	$61.20	$228.52	-73.2%
17	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$116.51	$122.00	-4.5%	21.9%	82.7%	-73.5%	$25.52	$100.89	-74.7%
18	Hilton New Orleans St. Charles	$181.61	$204.11	-11.0%	31.8%	90.2%	-64.7%	$57.75	$184.11	-68.6%
19	Marriott Portland (1)	$133.96	$172.77	-22.5%	22.2%	79.6%	-72.1%	$29.74	$137.52	-78.4%
20	Oceans Edge Resort & Marina	$320.63	$347.36	-7.7%	55.2%	95.2%	-42.0%	$176.99	$330.69	-46.5%

	20 Hotel Portfolio (3)	$222.39	$235.39	-5.5%	29.9%	85.0%	-64.8%	$66.49	$200.08	-66.8%

(1)

Operating statistics for March 2020 are impacted by a room renovation at the Marriott Portland. Operating statistics for March 2019 are impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace.

(2)	9 Hotel Portfolio includes all hotels that remained open as of March 31, 2020.
(3)	20 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2020.

PROPERTY-LEVEL OPERATING STATISTICS	Page 23

Supplemental Financial Information May 8, 2020

PROPERTY-LEVEL ADJUSTED EBITDAre  &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 24

Supplemental Financial Information May 8, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins January 2020

	Hotels sorted by number of rooms	For the Month of January 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (2)	$11,202	$462	$(97)	$1,072	$616	$2,053	18.3%
2	Boston Park Plaza	4,444	(2,132)	—	1,511	—	(621)	-14.0%
3	Hyatt Regency San Francisco	9,327	1,089	90	1,074	—	2,253	24.2%
4	Renaissance Washington DC	4,404	(1,423)	—	699	557	(167)	-3.8%
5	Renaissance Orlando at SeaWorld ®	7,584	1,555	—	868	—	2,423	31.9%
6	Renaissance Harborplace	2,161	(641)	—	471	—	(170)	-7.9%
7	Wailea Beach Resort	11,333	3,191	—	1,320	—	4,511	39.8%
8	Renaissance Los Angeles Airport	2,567	49	—	353	—	402	15.7%
9	JW Marriott New Orleans	3,804	563	1	558	297	1,419	37.3%
10	Hilton Times Square	3,012	(1,815)	19	845	405	(546)	-18.1%
11	Hyatt Centric Chicago Magnificent Mile	1,469	(1,076)	(117)	482	117	(594)	-40.4%
12	Marriott Boston Long Wharf	3,243	(805)	—	916	—	111	3.4%
13	Renaissance Long Beach	2,425	296	—	330	—	626	25.8%
14	Embassy Suites Chicago	1,091	(551)	—	247	—	(304)	-27.9%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	706	(576)	3	224	—	(349)	-49.4%
16	Renaissance Westchester	1,707	(281)	—	293	—	12	0.7%
17	Embassy Suites La Jolla	1,918	75	—	353	213	641	33.4%
18	Hilton New Orleans St. Charles	1,204	117	—	218	—	335	27.8%
19	Marriott Portland (3)	589	(211)	—	135	—	(76)	-12.9%
20	Oceans Edge Resort & Marina	2,135	535	—	273	—	808	37.8%

	20 Hotel Portfolio (4)	$76,325	$(1,579)	$(101)	$12,242	$2,205	$12,767	16.7%

*Footnotes on page 27

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 25

Supplemental Financial Information May 8, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins January 2019

	Hotels sorted by number of rooms	For the Month of January 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (2) (3)	$10,612	$470	$(97)	$856	$767	$1,996	18.8%
2	Boston Park Plaza	6,479	(1,079)	—	1,481	—	402	6.2%
3	Hyatt Regency San Francisco	10,468	1,767	118	1,042	—	2,927	28.0%
4	Renaissance Washington DC	4,640	(1,079)	—	819	572	312	6.7%
5	Renaissance Orlando at SeaWorld ®	8,643	2,431	—	841	—	3,272	37.9%
6	Renaissance Harborplace (3)	1,816	(717)	—	499	—	(218)	-12.0%
7	Wailea Beach Resort	10,842	2,949	—	1,291	—	4,240	39.1%
8	Renaissance Los Angeles Airport	2,611	212	—	348	—	560	21.4%
9	JW Marriott New Orleans	3,609	642	1	532	304	1,479	41.0%
10	Hilton Times Square	3,033	(1,835)	21	849	407	(558)	-18.4%
11	Hyatt Centric Chicago Magnificent Mile	1,186	(1,237)	(117)	480	117	(757)	-63.8%
12	Marriott Boston Long Wharf	3,083	(680)	—	899	—	219	7.1%
13	Renaissance Long Beach	2,105	118	—	315	—	433	20.6%
14	Embassy Suites Chicago	972	(577)	—	246	—	(331)	-34.1%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	592	(634)	3	217	—	(414)	-69.9%
16	Renaissance Westchester	1,480	(399)	—	295	—	(104)	-7.0%
17	Embassy Suites La Jolla	1,949	100	—	345	218	663	34.0%
18	Hilton New Orleans St. Charles	1,058	16	—	207	—	223	21.1%
19	Marriott Portland	1,015	118	—	132	—	250	24.6%
20	Oceans Edge Resort & Marina	1,963	376	—	258	—	634	32.3%

	20 Hotel Portfolio (4)	78,156	962	(71)	11,952	2,385	15,228	19.5%

	Add: Sold Hotel (5)
	Courtyard by Marriott Los Angeles	940	107	(80)	84	98	209	22.2%

	21 Hotel Portfolio (6)	$79,096	$1,069	$(151)	$12,036	$2,483	$15,437	19.5%

*Footnotes on page 27

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 26

Supplemental Financial Information May 8, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

January 2020/2019 Footnotes

(1)

Other Adjustments for January 2020 include: a total of $(0.1) million in amortization of operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; and $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco. Other Adjustments for January 2019 include: a total of $(0.1) million in amortization of operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(0.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; and $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco.

(2)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(3)

Hotel Adjusted EBITDAre for January 2020 is impacted by a room renovation at the Marriott Portland. Hotel Adjusted EBITDAre for January 2019 is impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace.

(4)	20 Hotel Portfolio includes all hotels owned by the Company as of January 31, 2020.
(5)	Sold Hotel includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(6)	21 Hotel Portfolio includes all hotels owned by the Company as of January 31, 2019.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 27

Supplemental Financial Information May 8, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins February 2020

	Hotels sorted by number of rooms	For the Month of February 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	Adjusted EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (3)	$12,928	$2,511	$(96)	$1,074	$576	$4,065	31.4%
2	Boston Park Plaza	4,204	(1,931)	—	1,497	—	(434)	-10.3%
3	Hyatt Regency San Francisco	8,946	1,052	90	1,076	—	2,218	24.8%
4	Renaissance Washington DC	7,011	971	—	679	556	2,206	31.5%
5	Renaissance Orlando at SeaWorld ®	8,805	2,642	—	868	—	3,510	39.9%
6	Renaissance Harborplace	2,342	(355)	—	426	—	71	3.0%
7	Wailea Beach Resort	11,912	3,864	—	1,324	—	5,188	43.6%
8	Renaissance Los Angeles Airport	2,716	377	—	353	—	730	26.9%
9	JW Marriott New Orleans	3,820	808	—	532	278	1,618	42.4%
10	Hilton Times Square	2,790	(1,686)	19	844	383	(440)	-15.8%
11	Hyatt Centric Chicago Magnificent Mile	1,273	(1,088)	(117)	482	117	(606)	-47.6%
12	Marriott Boston Long Wharf	3,658	(251)	—	910	—	659	18.0%
13	Renaissance Long Beach	2,375	396	—	330	—	726	30.6%
14	Embassy Suites Chicago	1,160	(346)	(24)	253	—	(117)	-10.1%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	757	(499)	2	225	—	(272)	-35.9%
16	Renaissance Westchester	1,321	(430)	—	292	—	(138)	-10.4%
17	Embassy Suites La Jolla	1,933	143	—	348	200	691	35.7%
18	Hilton New Orleans St. Charles	1,373	259	—	211	—	470	34.2%
19	Marriott Portland (4)	565	(222)	—	135	—	(87)	-15.4%
20	Oceans Edge Resort & Marina	2,344	763	—	275	—	1,038	44.3%

	20 Hotel Portfolio (5)	$82,233	$6,978	$(126)	$12,134	$2,110	$21,096	25.7%

*Footnotes on page 30

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 28

Supplemental Financial Information May 8, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins February 2019

	Hotels sorted by number of rooms	For the Month of February 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	Adjusted EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (3) (4)	$12,301	$2,642	$(96)	$857	$703	$4,106	33.4%
2	Boston Park Plaza	4,113	(2,071)	—	1,483	—	(588)	-14.3%
3	Hyatt Regency San Francisco	10,054	1,690	118	1,042	—	2,850	28.3%
4	Renaissance Washington DC	6,121	234	—	815	571	1,620	26.5%
5	Renaissance Orlando at SeaWorld ®	8,918	2,848	—	856	—	3,704	41.5%
6	Renaissance Harborplace (4)	1,890	(721)	—	494	—	(227)	-12.0%
7	Wailea Beach Resort	10,345	3,178	—	1,294	—	4,472	43.2%
8	Renaissance Los Angeles Airport	2,671	362	—	347	—	709	26.5%
9	JW Marriott New Orleans	3,429	687	1	532	274	1,494	43.6%
10	Hilton Times Square	2,773	(1,664)	21	848	374	(421)	-15.2%
11	Hyatt Centric Chicago Magnificent Mile	1,608	(875)	(117)	481	117	(394)	-24.5%
12	Marriott Boston Long Wharf	2,989	(569)	—	897	—	328	11.0%
13	Renaissance Long Beach	2,500	575	—	315	—	890	35.6%
14	Embassy Suites Chicago	1,253	(275)	—	247	—	(28)	-2.2%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	781	(403)	3	218	—	(182)	-23.3%
16	Renaissance Westchester	1,394	(329)	—	295	—	(34)	-2.4%
17	Embassy Suites La Jolla	1,918	249	—	343	197	789	41.1%
18	Hilton New Orleans St. Charles	1,178	91	—	208	—	299	25.4%
19	Marriott Portland	1,100	240	—	132	—	372	33.8%
20	Oceans Edge Resort & Marina	2,195	509	189	258	—	956	43.6%

	20 Hotel Portfolio (5)	79,531	6,398	119	11,962	2,236	20,715	26.0%

	Add: Sold Hotel (6)
	Courtyard by Marriott Los Angeles	1,011	215	(80)	85	98	318	31.5%

	21 Hotel Portfolio (7)	$80,542	$6,613	$39	$12,047	$2,334	$21,033	26.1%

*Footnotes on page 30

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 29

Supplemental Financial Information May 8, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

February 2020/2019 Footnotes

(1)

Other Adjustments for February 2020 include: a total of $(0.1) million in amortization of operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a $(24,000) prior year property tax credit at the Embassy Suites Chicago. Other Adjustments for February 2019 include: a total of $(0.1) million in amortization of operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(0.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a $0.2 million prior year property tax assessment at the Oceans Edge Resort & Marina.

(2)

Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In February 2020, a $(24,000) prior year property tax credit was received at the Embassy Suites Chicago. In February 2019, a $0.2 million prior year property tax assessment was received at the Oceans Edge Resort & Marina.

(3)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(4)

Hotel Adjusted EBITDAre for February 2020 is impacted by a room renovation at the Marriott Portland. Hotel Adjusted EBITDAre for February 2019 is impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace.

(5)	20 Hotel Portfolio includes all hotels owned by the Company as of February 29, 2020.
(6)	Sold Hotel includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(7)	21 Hotel Portfolio includes all hotels owned by the Company as of February 28, 2019.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 30

Supplemental Financial Information May 8, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins March 2020

	Hotels sorted by number of rooms	For the Month of March 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	Adjusted EBITDAre (2)	Margins (2)
1	Boston Park Plaza (3)	$2,709	$(2,708)	$—	$1,506	$—	$(1,202)	-44.4%
2	Renaissance Harborplace (3)	1,101	(1,296)	(57)	432	—	(921)	-83.7%
3	Renaissance Los Angeles Airport (3)	1,363	(902)	—	357	—	(545)	-40.0%
4	Hilton Times Square (3)	1,118	(3,958)	20	789	405	(2,744)	-245.4%
5	Hyatt Centric Chicago Magnificent Mile (3)	562	(1,519)	(117)	482	117	(1,037)	-184.5%
6	Renaissance Long Beach (3)	965	(803)	—	330	—	(473)	-49.0%
7	Embassy Suites Chicago (3)	678	(616)	—	253	—	(363)	-53.5%
8	Renaissance Westchester (3)	580	(1,746)	—	291	—	(1,455)	-250.9%
9	Embassy Suites La Jolla (3)	1,140	(410)	—	351	213	154	13.5%

	9 Hotel Portfolio (4)	10,216	(13,958)	(154)	4,791	735	(8,586)	-84.0%

10	Hilton San Diego Bayfront (3) (5)	2,910	(3,003)	(97)	1,071	487	(1,542)	-53.0%
11	Hyatt Regency San Francisco (3)	2,506	(3,277)	(44)	1,080	—	(2,241)	-89.4%
12	Renaissance Washington DC (3)	3,447	(2,330)	—	689	556	(1,085)	-31.5%
13	Renaissance Orlando at SeaWorld ® (3)	2,416	(1,560)	—	871	—	(689)	-28.5%
14	Wailea Beach Resort (3)	5,572	(839)	—	1,325	—	486	8.7%
15	JW Marriott New Orleans (3)	1,633	(845)	1	546	296	(2)	-0.1%
16	Marriott Boston Long Wharf (3)	1,227	(2,426)	—	911	—	(1,515)	-123.5%
17	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	398	(648)	2	225	—	(421)	-105.8%
18	Hilton New Orleans St. Charles (3)	562	(250)	—	216	—	(34)	-6.0%
19	Marriott Portland (3) (6)	259	(457)	—	111	—	(346)	-133.6%
20	Oceans Edge Resort & Marina	1,486	192	—	278	—	470	31.6%

	20 Hotel Portfolio (7)	$32,632	$(29,401)	$(292)	$12,114	$2,074	$(15,505)	-47.5%

*Footnotes on page 33

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 31

Supplemental Financial Information May 8, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins March 2019

	Hotels sorted by number of rooms	For the Month of March 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Boston Park Plaza	$7,268	$(27)	$—	$1,482	$—	$1,455	20.0%
2	Renaissance Harborplace (6)	3,264	305	—	497	—	802	24.6%
3	Renaissance Los Angeles Airport	2,680	279	—	348	—	627	23.4%
4	Hilton Times Square	3,961	(847)	22	848	407	430	10.9%
5	Hyatt Centric Chicago Magnificent Mile	2,314	(380)	(116)	480	116	100	4.3%
6	Renaissance Long Beach	2,986	776	—	316	—	1,092	36.6%
7	Embassy Suites Chicago	1,941	207	—	250	—	457	23.5%
8	Renaissance Westchester	1,623	(300)	—	296	—	(4)	-0.2%
9	Embassy Suites La Jolla	2,187	363	—	343	217	923	42.2%

	9 Hotel Portfolio (4)	28,224	376	(94)	4,860	740	5,882	20.8%

10	Hilton San Diego Bayfront (5) (6)	13,773	3,293	(97)	845	768	4,809	34.9%
11	Hyatt Regency San Francisco	10,675	1,910	124	1,043	—	3,077	28.8%
12	Renaissance Washington DC	10,135	2,264	—	821	570	3,655	36.1%
13	Renaissance Orlando at SeaWorld ®	8,152	2,391	—	857	—	3,248	39.8%
14	Wailea Beach Resort	10,482	3,213	—	1,294	—	4,507	43.0%
15	JW Marriott New Orleans	4,694	1,615	—	533	302	2,450	52.2%
16	Marriott Boston Long Wharf	4,022	145	—	897	—	1,042	25.9%
17	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,306	(55)	3	217	—	165	12.6%
18	Hilton New Orleans St. Charles	1,641	436	—	208	—	644	39.2%
19	Marriott Portland	1,222	286	—	132	—	418	34.2%
20	Oceans Edge Resort & Marina	2,574	892	—	261	—	1,153	44.8%

	20 Hotel Portfolio (7)	96,900	16,766	(64)	11,968	2,380	31,050	32.0%

	Add: Sold Hotel (8)
	Courtyard by Marriott Los Angeles	1,119	245	(79)	84	98	348	31.1%

	21 Hotel Portfolio (9)	$98,019	$17,011	$(143)	$12,052	$2,478	$31,398	32.0%

*Footnotes on page 33

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 32

Supplemental Financial Information May 8, 2020

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

March 2020/2019 Footnotes

(1)

Other Adjustments for March 2020 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; a $(44,000) true-up in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a $(0.1) million prior year property tax credit, net of appeal fees at the Renaissance Harborplace. Other Adjustments for March 2019 include: a total of $(0.1) million in amortization of operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(0.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; and $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco.

(2)

Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In March 2020, a $(0.1) million prior year property tax credit, net of appeal fees was received at the Renaissance Harborplace.

(3)

During March 2020, a total of $10.1 million in COVID-19-related costs consisting of additional wages and benefits for furloughed or laid off employees was incurred at the following hotels: $0.1 million Boston Park Plaza; $0.1 million Embassy Suites Chicago; $0.1 million Embassy Suites La Jolla; $0.1 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; $45,000 Hilton New Orleans St. Charles; $0.2 million Hilton San Diego Bayfront; $1.4 million Hilton Times Square; $0.1 million Hyatt Centric Chicago Magnificent Mile; $0.8 million Hyatt Regency San Francisco; $0.3 million JW Marriott New Orleans; $1.0 million Marriott Boston Long Wharf; $0.1 million Marriott Portland; $0.4 million Renaissance Harborplace; $0.3 million Renaissance Long Beach; $0.4 million Renaissance Los Angeles Airport; $0.8 million Renaissance Orlando at SeaWorld®; $1.3 million Renaissance Washington DC; $0.8 million Renaissance Westchester; and $1.8 million Wailea Beach Resort.

(4)	9 Hotel Portfolio includes all hotels that remained open as of March 31, 2020.
(5)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(6)

Hotel Adjusted EBITDAre for March 2020 is impacted by a room renovation at the Marriott Portland. Hotel Adjusted EBITDAre for March 2019 is impacted by room renovations at the Hilton San Diego Bayfront and the Renaissance Harborplace.

(7)	20 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2020.
(8)	Sold Hotel includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(9)	21 Hotel Portfolio includes all hotels owned by the Company as of March 31, 2019.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 33